                                                                    EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our reports included in, or incorporated by reference to, this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-35870, 33-35871, 33-53482, 33-57219, and 33-56353.


                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
March 29, 1995